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                                                                   EXHIBIT 10.27



                             SIXTH AMENDMENT TO THE
                     CLUBCORP EMPLOYEE STOCK OWNERSHIP PLAN



            This Amendment is made by ClubCorp, Inc., a Delaware corporation, formerly ClubCorp International, Inc. ("ClubCorp").

                                   WITNESSETH:

            WHEREAS, ClubCorp previously maintained the ClubCorp Stock Investment Plan (the "Prior Plan");

            WHEREAS, ClubCorp amended and restated the Prior Plan, effective January 1, 1999, as the ClubCorp Employee Stock Ownership Plan ("CCESOP");

            WHEREAS, ClubCorp has subsequently amended the CCESOP with the most recent amendment effective January 1, 1999;

            WHEREAS, ClubCorp now desires to amend the CCESOP to change from a quarterly stock valuation date to a semiannual valuation date; and

            WHEREAS, the CCESOP may be amended by ClubCorp pursuant to the provisions of Article 15 of the CCESOP, and ClubCorp desires to amend the CCESOP.

            NOW, THEREFORE, the CCESOP is amended as follows:

            1. Existing Section 2.43 of the CCESOP is deleted in entirety and the following is substituted in its place effective January 1, 2001:

                    "2.43 "Semiannual Stock Valuation Date" means June 30 and December 31 and such other dates as of which Company Stock is valued, as specified by the Plan Administrator."

            2. Existing Section 6.01(2) of the CCESOP is deleted in entirety and the following is substituted in its place effective January 1, 2001:

                    "6.01(2) Notwithstanding anything to the contrary contained herein, Company Stock shall be valued as of each Semiannual Stock Valuation Date by an independent appraiser selected and retained by the Plan Administrator; provided, however, that in the event Company Stock becomes publicly traded, the foregoing sentence shall not apply."



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            IN WITNESS WHEREOF, ClubCorp, Inc., acting by and through its duly authorized officer, has executed this Sixth Amendment on this 23rd day of February, 2001.

                                               CLUBCORP, INC.


                                               By: /s/ KIM S. BESSE
                                                  -------------------------
                                               Title: Senior Vice President
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